                                                                    EXHIBIT 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of December 15, 2003 (this "Amendment"), amends the Credit Agreement, dated as of December 16, 2002 (the "Credit Agreement"), among DELPHI FINANCIAL GROUP, INC., a Delaware corporation (the "Borrower"), the various financial institutions parties thereto (collectively, the "Lenders") and BANK OF AMERICA, N.A., as administrative agent (the "Administrative Agent") for the Lenders. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Lenders to extend certain credit facilities to the Borrower from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1. AMENDMENTS. Effective as of the date hereof, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.16 below.

         1.1 Deleted Definitions. The definitions of "Borrower Pledge Agreement," "Collateral," "Collateral Agent," "Intercreditor Agreement," "Pledge Agreements," "SIG Holdings Pledge Agreement," and "SIG Notes Pledge Agreement" in Section 1.01 of the Credit Agreement are hereby deleted.

         1.2      Loan Documents. The definition of "Loan Documents" in Section
1.01 is hereby amended to state in its entirety as follows:

                  "Loan Documents" shall mean this Agreement, each Note and the Fee Letter.

         1.3      Maturity Date. The definition of "Maturity Date" in Section
1.01 of the Credit Agreement is hereby amended by the deletion of the date "December 16, 2005" and the substitution of the date "December 16, 2006" therefor.

         1.4      Related Documents. The definition of "Related Documents" in
Section 1.01 of the Credit Agreement is hereby amended to state in its entirety as follows:

                  "Related Documents" shall mean the Notes, if any, the Tax Sharing Agreements, and any and all other documents or instruments furnished or required to be furnished pursuant to or Article V, as the same may be amended or modified from time to time.

         1.5 Collateral. Article 4 of the Credit Agreement is hereby deleted and intentionally left blank.

         1.6 Conditions Precedent. Section 5.01(a)(i) of the Credit Agreement is hereby amended to state in its entirety as follows:

                  "(i) executed counterparts of this Agreement, sufficient in number for distribution to the Administrative Agent, each Lender and the Borrower."

         1.7 Collateral Representation. Section 6.16 of the Credit Agreement is hereby deleted and intentionally left blank.

         1.8 Pledged Shares. Section 6.26 of the Credit Agreement is hereby deleted and intentionally left blank.

         1.9 Other Information. Section 7.01(w) of the Credit Agreement is hereby amended to state as follows:

                  "(w) Other Information. From time to time such other information and certifications concerning the Borrower and any of its Subsidiaries as the Administrative Agent or a Lender may reasonably request."

         1.10 Further Assurances. Section 7.11 of the Credit Agreement is hereby deleted and intentionally left blank.

         1.11 Liens. Section 8.01(a) of the Credit Agreement is hereby deleted and intentionally left blank.

         1.12 Liens - Investments. Section 8.01(i) of the Credit Agreement is hereby amended to state in its entirety as follows:

                  "(i) Liens incurred in connection with the acquisition of Investments permitted by this Agreement."

         1.13 Change of Location. Section 8.12 of the Credit Agreement is hereby deleted and intentionally left blank.

         1.14     Ownership of RSL; SIG Holdings and Safety National. Section
8.15 of the Credit Agreement is hereby amended to state in its entirety as follows:

                  "(a) Ownership of RSL; SIG Holdings and Safety National. Not cease to own, free and clear of all Liens, 100% of the outstanding shares of voting stock of RSL-Texas on a fully diluted basis, except as a result of any merger, consolidation, liquidation or dissolution referenced in clause
                  (a) of the definition of Change of Control; (b) Not permit RSL-Texas to cease to own, free and clear of all Liens, 100% of the outstanding shares of voting stock and voting power of RSL on a fully diluted basis, except as a result of any merger, consolidation, liquidation or dissolution referenced in clause (a) of the definition of Change of Control, whereafter this clause (b) shall apply to the Borrower rather than to RSL-Texas; (c) not cease to own, free and clear of all Liens, 100% of the outstanding voting stock and voting power of SIG Holdings and (d) not permit SIG Holdings to cease to own, free and clear of all Liens, 100% of the outstanding shares of voting stock and voting power of Safety National on a fully diluted basis."

         1.15 Risk-Based Capital Ratio. Section 8.18 of the Credit Agreement is hereby amended by the deletion of the number "130%" and the substitution of the number "110%" therefor.

         1.16 Collateral Matters. Section 10.11 of the Credit Agreement is hereby deleted and intentionally left blank.

         1.17 Amendments. Section 11.01(g) of the Credit Agreement is hereby deleted and intentionally left blank.

         1.18 Confidentiality. Section 11.08 of the Credit Agreement is hereby amended by the addition of the following at the end:

                  Notwithstanding anything herein to the contrary, except as reasonably necessary to comply with applicable securities laws, each party (and each employee, representative or other agent of each party) hereto may disclose to any and all Persons, without limitation of any kind, any information with respect to the United States federal income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to such parties (or their representatives) relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal income tax treatment or tax structure of the transactions contemplated hereby.

         1.19 Schedule 2.01. Schedule 2.01 to the Credit Agreement is hereby amended to state as set forth on Schedule 2.01 hereto.

         1.20 Exhibits. Exhibits F, G and H of the Credit Agreement are hereby deleted and intentionally left blank.

         SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied, and notice thereof shall have been given by the Administrative Agent to the Borrower and the Lenders.

         2.1 Receipt of Documents. The Administrative Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Administrative Agent, and in form and substance satisfactory to the Administrative Agent:

                  (a) Amendment. This Amendment, duly executed by the Borrower, the Administrative Agent and the Lenders.

                  (b) Secretary's Certificate. A certificate of the secretary or an assistant secretary of the Borrower, as to (i) resolutions of the Board of Directors of the Borrower then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Borrower authorized to act with respect to this Amendment and each other document described herein.

         2.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Borrower shall be true and correct (and the Borrower, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and each Lender that such statements are true and correct as at such times):

                  (a)      the representations and warranties set forth in
         Article 6 of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                  (b) no Default shall have then occurred and be continuing.

         2.3 Amendment Fee. The Borrower shall have paid to the Administrative Agent for the account of the Lenders, based on their Pro Rata Shares, an amendment fee of 0.15% of the Aggregate Commitments.

         SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:

         3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not

                  (a)      contravene the Borrower's Organization Documents;

                  (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or

                  (c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties.

         3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower.

         3.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

         SECTION 4. MISCELLANEOUS.

         4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

         4.2 Payment of Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket expenses of the Administrative Agent (including the fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

         4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

         4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

         4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

         4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                         DELPHI FINANCIAL GROUP, INC.

                                         By /s/ ROBERT M. SMITH, JR.
                                            -------------------------------
                                            Title: Executive Vice President

                                         BANK OF AMERICA, N.A., individually and
                                         as Administrative Agent

                                         By /s/  DEBRA BASLER
                                            -------------------------------
                                            Title: Principal

                                         WACHOVIA BANK, NATIONAL ASSOCIATION

                                         By /s/  KIMBERLY SHAFFER
                                            -------------------------------
                                            Title: Director

                                         FLEET NATIONAL BANK

                                         By /s/  LAWRENCE DAVIS
                                            -------------------------------
                                            Title: Portfolio Manager

                                         ING CAPITAL LLC

                                         By /s/ MARK NEWSOME
                                            -------------------------------
                                            Title: Vice President

                                         US BANK NATIONAL ASSOCIATION

                                         By /s/  ERIC HARTMAN
                                            -------------------------------
                                            Title: Vice President

                                         THE NORTHERN TRUST COMPANY

                                         By /s/ TIMOTHY DUNNING
                                            -------------------------------
                                            Title: Vice President - Credit

                                       S-7